1
                                      Exhibit a(iv) under Form N-1A
                               Exhibit 3(i) under Item 601/Reg. S-K

                       THE HUNTINGTON FUNDS

                    CERTIFICATE OF DESIGNATION
                                of
                   SERIES AND CLASSES OF SHARES


Certificate of Designation

      The undersigned certifies that, pursuant to authority conferred by Section 5.11 of the Declaration of Trust, the Trustees of the Trust have authorized the creation of separate series ("Series") of Shares of beneficial interest of the Trust, and classes ("Classes") of such shares in each of such Series, as follows:

      (1) The shares of beneficial interest of the Trust have been divided into one or more separate series and classes designated as follows:

           Huntington Dividend Capture Fund,
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Fixed Income Securities Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Florida Tax-Free Money Fund
                Investment A Shares and Trust Shares
           Huntington Growth Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Income Equity Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Intermediate Government Income Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington International Equity Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Michigan Tax-Free Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Mid Corp America Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Money Market Fund
                Investment A Shares, Investment B Shares, Trust
           Shares and
                Interfund Shares
           Huntington Macro 100 Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Mortgage Securities Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington New Economy Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Ohio Municipal Money Market Fund
                Investment A Shares and Trust Shares
           Huntington Ohio Tax-Free Fund
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington Rotating Markets Fund
                Investment A Shares and Trust Shares
           Huntington Short/Intermediate Fixed Income Securities
           Fund
                Investment A Shares, and Trust Shares
           Huntington Situs Small Cap Fund,
                Investment A Shares, Investment B Shares and Trust
           Shares
           Huntington U.S. Treasury Money Market Fund
                Investment A Shares and Trust Shares

Based upon action taken by the Trustees at a board meeting
February 11, 2004, Huntington Macro 100 Fund, Investment A
Shares, Investment B Shares and Trust Shares were designated and are scheduled to become effective on April 30, 2004.

      IN WITNESS WHEREOF, the Secretary has executed this
Certificate of Designation as of               , 2004.




                               Victor R. Siclari
                               Secretary